[LOGO] MACROVISION                                       MACROVISION CORPORATION
                                                           2830 DE LA CRUZ BLVD.
                                                           SANTA CLARA, CA 94089

                                                             (408) 743-8600 MAIN
                                                              (408) 743-8610 FAX

FOR IMMEDIATE RELEASE
---------------------

                         MACROVISION CORPORATION REPORTS
                   RECORD FIRST QUARTER REVENUES AND EARNINGS

SANTA CLARA, Calif. (BUSINESS WIRE)--May 3, 2004--Macrovision Corporation (Nasdaq: MVSN) announced today that first quarter 2004 net revenues were a record $38.0 million, compared with $28.1 million in the first quarter of 2003, an increase of 35%. Pro forma earnings (before amortization of intangibles from acquisitions, non-cash deferred compensation expense, and impairment gains and losses on investments) were $10.9 million or 33% higher than the $8.2 million recorded in last year's first quarter. Pro forma diluted earnings per share for the quarter were $0.22, or 29% higher than the comparable pro forma earnings per share of $0.17 in the first quarter a year ago.

Net income for the first quarter of 2004 was $10.8 million or 55% higher than the $6.9 million recorded in the first quarter a year ago. Diluted earnings per share for the quarter were $0.21, or 50% higher than the comparable earnings per share of $0.14 in the first quarter a year ago.

Cash and cash equivalents, short-term investments and long-term marketable securities were $279.7 million as of March 31, 2004.

"We are very pleased with our first quarter results," said Ian Halifax, CFO at Macrovision. "Our revenues benefited from strong DVD copy protection revenues, and increased momentum in our enterprise software business. The first quarter was important to us for a number of reasons, notably the renewal of a multi-year copy protection contract with Twentieth Century Fox Home Entertainment, significant additions to the customer base in our enterprise software business and the release of the CDS-300(TM) solution for music CDs. We are raising the 2004 earnings guidance we gave during our March 1, 2004 conference call. Revenues for the second quarter of 2004 are estimated to be in the $34-$36 million range, with pro forma EPS of $0.17-$0.18; for the full year 2004, we anticipate revenues of $150M-$155M, with pro forma EPS of $0.85-$0.87. We estimate GAAP EPS (including amortization of intangibles from acquisitions and deferred stock-based compensation of $0.01 per quarter, but not including any impairment losses or effects of any future acquisitions) to be $0.16-$0.17 for the second quarter of 2004 and $0.82-$0.84 for the full year 2004."

The Company continues to use pro forma reconciliation condensed consolidated statements of income in the presentation of financial results and earnings guidance. Management believes that this presentation may be more meaningful in analyzing the results of operations and income generation, as non-cash, non-operating or non-recurring items (such as amortization of intangibles from acquisitions, amortization of deferred stock-based compensation, impairment losses on investments, in-process research and development write-off and restructuring charges)

MAY 3, 2004                         - MORE -                              PAGE 1
are excluded from the pro forma earnings calculation. This presentation may be considered more indicative of our ongoing operational performance. The tables below present the differences between pro forma earnings and net income on an absolute and per share basis.

Immediately following the Q1 earnings release, Macrovision will hold an investor conference call on May 3, from 5:00 p.m. to 6:00 p.m. EDT. Investors and analysts interested in participating in the conference are welcome to call 800-218-4007 (OR INTERNATIONAL +1 303-262-2211) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at WWW.MACROVISION.COM/COMPANY/INVESTOR/FINANCIAL_NEWS.SHTML or
WWW.FULLDISCLOSURE.COM (or WWW.STREETEVENTS.COM for subscribers) on May 3, 2004 at 5:00 p.m. EDT. Approximately 1-2 hours after the live Webcast ends, the on-demand Webcast of Macrovision's earnings conference call can be accessed until May 10, 2004.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (or international +1 303-590-3000) and enter passcode 577557#. Access to the replay is available through May 4, 2004. The conference call script will be posted on the Company's website approximately 48 hours following the call and will be posted for 30 days.

ABOUT MACROVISION
Macrovision develops and markets digital rights management ("DRM"), copy protection, and electronic license management technologies for the consumer software, enterprise software, home video and music industries. Macrovision holds a total of 134 issued or pending United States patents and 915 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision has its corporate headquarters in Santa Clara, California, with international offices in London, Frankfurt, Tokyo, Hong Kong, Taipei and Seoul.

NOTE TO EDITORS: FOR MORE INFORMATION ON MACROVISION CORPORATION AND ITS PRODUCTS, PLEASE VISIT WWW.MACROVISION.COM.

All statements contained herein, including the quotations attributed to Mr. Halifax, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the Company's forecast of future revenues and earnings, the business strategies and product plans of the Company and the features and benefits of the products of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ

MAY 3, 2004                         - MORE -                              PAGE 2
materially are the following: the failure of markets for home video, audio CDs, consumer or enterprise software, or markets for the technological protection of copyrighted materials contained in such products, to continue, develop or expand, and the failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Reports on Form 10-K for 2003, its Quarterly Reports on Form 10-Q, and such other documents as are filed with the Securities and Exchange Commission from time to time. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.


Macrovision provides pro forma earnings and pro forma earnings per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. Macrovision believes that this presentation of pro forma earnings and pro forma earnings per share provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, Macrovision's management uses these measures for reviewing the financial results of Macrovision and for budget planning purposes.

                                      # # #

INVESTOR CONTACT:
Ian Halifax
Macrovision Corporation
+1 (408) 743-8600
ir-info@macrovision.com




MAY 3, 2004                         - MORE -                              PAGE 3


                      MACROVISION CORPORATION AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  THREE MONTHS
                                                                 ENDED MARCH 31,
                                                        ---------------------------------
                                                             2004              2003
                                                        ---------------    --------------
Net Revenues                                                  $ 37,982          $ 28,052
Costs and expenses:
    Costs of revenues, including amortization of                 3,084             2,338
intangibles of $779 and $856 for the three months
ended March 31, 2004 and 2003, respectively
    Research and development                                     5,587             3,743
    Selling and marketing                                        8,556             6,404
    General and administrative                                   5,513             4,324
    Amortization of intangibles from acquisitions                   --                --
    Deferred compensation expense                                  185               768
    Impairment losses (gains) on investments                    (1,040)               --
                                                        ---------------    --------------

       Total costs and expenses                                 21,885            17,577
                                                        ---------------    --------------

Income before interest and income taxes                         16,097            10,475
Interest and other income, net                                     728             1,100
                                                        ---------------    --------------

Income before income taxes                                      16,825            11,575
Income taxes                                                     6,057             4,630
                                                        ---------------    --------------

Net income                                                    $ 10,768          $  6,945
                                                        ===============    ==============

Diluted earnings per share                                    $   0.21          $   0.14
                                                        ===============    ==============

Shares used in computing diluted earnings per share             50,210            48,722
                                                        ===============    ==============


                    MACROVISION CORPORATION AND SUBSIDIARIES
 PRO FORMA RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (1)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS
                                                                ENDED MARCH 31,
                                                        ---------------------------------
                                                             2004              2003
                                                        ---------------    --------------

Net income                                                    $ 10,768          $  6,945
Add:
    Amortization of intangibles from acquisitions
      (net of taxes)                                               647               535
    Deferred compensation expense                                  185               768
    Impairment losses (gains) on investments (net of              (670)               --
      taxes)
                                                        ---------------    --------------

Pro forma net income                                          $ 10,930          $  8,248
                                                        ===============    ==============

Diluted earnings per share reconciliation:
    Net income                                                $   0.21          $   0.14
    Add:
       Amortization of intangibles from acquisitions              0.01              0.01
       Deferred compensation expense relating to
         Globetrotter                                             0.01              0.02
       Impairment losses (gains) on investments                  (0.01)               --
                                                        ---------------    --------------

    Pro forma diluted earnings per share                      $   0.22          $   0.17
                                                        ===============    ==============

Shares used in computing diluted earnings per share             50,210            48,722
                                                        ===============    ==============

NOTES: (1)
Pro forma results for the three months ended March 31, 2004 and 2003 are presented for information purposes only. These results present the operating results of Macrovision Corporation, excluding costs associated with amortization of intangibles from acquisitions, amortization of capitalized patents from our acquisition of TTR's assets in the second quarter of 2003, deferred compensation expense, and impairment losses (gains) on investments. These costs were $161 for the three month period ended March 31, 2004 and $1,303 for the three month period ended March 31, 2003, net of taxes when applicable, using the Company's pro forma effective rate. The amortization expense for capitalized TTR patents included in cost of revenues was $225 for the three months ended March 31, 2004. There was no amortization for capitalized TTR patents for the three months ended March 31, 2003. The format presented above is not in accordance with Generally Accepted Accounting Principles..

MAY 3, 2004                         - MORE -                              PAGE 4


                       MACROVISION CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                    (IN THOUSANDS)


                                                       MARCH 31,          DECEMBER 31,
                                                         2004                 2003
                                                   -----------------    -----------------
ASSETS
    Cash and cash equivalents                           $   62,987            $   27,918
    Short-term investments                                 112,642                95,563
    Accounts receivable, net                                32,934                30,169
    Prepaid expenses and other assets                       16,246                15,079
                                                   -----------------    -----------------

       Total Current Assets                                224,809               168,729

    Property and equipment, net                              6,876                 6,689
    Patents and other intangibles, net                      10,931                10,826
    Long-term marketable investment securities             104,116               146,151
    Goodwill                                                29,611                28,630
     Other intangibles from acquisitions, net                7,872                 8,512
    Other assets                                            16,690                16,029
                                                   -----------------    -----------------

       TOTAL ASSETS                                     $  400,905            $  385,566
                                                   =================    =================

LIABILITIES
    Accounts payable                                    $    4,954            $    4,457
    Accrued expenses                                        24,693                25,936
    Deferred revenue                                        12,148                10,333
                                                   -----------------    -----------------

       Total Current Liabilities                            41,795                40,726

     Notes payable                                               -                     -
     Other liabilities                                         953                   874
                                                   -----------------    -----------------

       TOTAL LIABILITIES                                    42,748                41,600

STOCKHOLDERS' EQUITY                                       358,157               343,966
                                                   -----------------    -----------------

TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY                                    $  400,905            $  385,566
                                                   =================    =================



MAY 3, 2004                               - END -                                  PAGE 5
